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                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                        150 EAST 58TH STREET, SUITE 3400
                            NEW YORK, NEW YORK 10155


                                                               November 13, 1996

Lanxide Performance Materials, Inc.
1300 Marrows Road
P.O. Box 6077
Newark, Delaware  19714-6077

                  RE:      LINE OF CREDIT AGREEMENT

Gentlemen:

                  This letter agreement sets forth the terms and conditions under which Commodore Environmental Services, Inc., a Delaware corporation (the "Lender"), agrees to make available to Lanxide Performance Materials, Inc., a Delaware corporation (the "Borrower"), a line of credit (the "Line of Credit") pursuant to which, subject to the terms and conditions herein provided, the Borrower may from time to time borrow from the Lender loans and advances (collectively, "Advances") in an aggregate principal amount not to exceed $3,000,000 at any time outstanding (the "Maximum Loan Amount").

                  1.       Borrowing Procedures.

                           (a)      The Line of Credit will be available to the
Borrower commencing on the date hereof and continuing until such time as the Advances shall become due and payable in accordance with the Note (as such term is hereinafter defined). Within the limit of the Maximum Loan Amount, the Borrower may borrow hereunder from time to time, and may repay the outstanding Advances at any time and from time to time.

                           (b) In order to borrow Advances under the Line of
Credit, the Borrower shall give written notice to the Lender, specifying the amount of the requested Advance and the specific use(s) to be made by the Borrower of the proceeds of the requested Advance, not less than two (2) business days prior to the date of the proposed borrowing. Provided that (i) this agreement has not previously expired or been terminated and no Event of Default (or event that, with notice or the passage of time or both, would constitute an Event of Default) has then occurred and is then continuing, and
(ii) the Lender shall be satisfied (in its sole and absolute discretion) with the Borrower's proposed use(s) of the proceeds of the requested Advance, the Lender will fund the requested Advance (or so much thereof as may be available within the limit of the Maximum Loan Amount) on or before the date of
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funding as requested by the Borrower (or such later date on which the Borrower has provided any supplemental information requested by the Lender with respect to the proposed use(s) of the proceeds of the requested Advance), such funds to be wire transferred to such account as may be designated by the Borrower in its borrowing request. In no event, however, shall the Lender be required to effect more than three (3) fundings in any calendar month.

                  2. The Note.

                           (a) All Advances shall be represented by a Line of
Credit Promissory Note of even date herewith in the maximum principal amount of $3,000,000 (the "Note"), provided that, notwithstanding the face amount of the Note, the outstanding amount of the Advances shall be as reflected on the Lender's books and records, which shall at all times be prima facia evidence of the amount of the outstanding Advances.

                           (b) The Advances shall bear interest at the rate(s)
in effect from time to time as provided in the Note, and accrued interest on the Advances shall be payable monthly in arrears as provided in the Note.

                           (c) The principal amount of all outstanding Advances,
together with all unpaid accrued interest thereon, shall be payable as provided in the Note (whether upon maturity, by acceleration or otherwise).

                  3. Collateral Security and Other Documents.

                           (a) The Advances, all interest thereon, and all other
fees and expenses related to the Advances (collectively, the "Obligations"), shall be secured by a second priority lien and security interest in favor of the Lender (second in priority only to the liens and security interests granted by the Borrower to Commodore Applied Technologies, Inc.) in all of the assets (tangible and intangible) of the Borrower, pursuant to a Security Agreement of even date herewith by and between the Lender and the Borrower (as same may be amended from time to time, the "Security Agreement"). Pursuant to such Security Agreement, the Borrower is executing and delivering to the Lender UCC-1 financing statements as required to perfect the Lender's liens and security interests, and the Borrower will hereafter execute and deliver such further agreements, instruments and documents, and take such further action, as may reasonably be requested by the Lender to confirm and perfect such liens and security interests.

                           (b) The Obligations shall further be secured by a
guaranty of payment of Lanxide Corporation (the "Parent"), pursuant to a Guaranty of even date herewith executed and delivered by the Parent to the Lender (as same may be amended from time to time, the "Guaranty").


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                           (c) The obligations of the Lender to make Advances at
any time and from time to time are and shall be subject to (i) the continued full force and effect of the Note, the Security Agreement and the Guaranty (except to the extent released, waived or terminated by act or omission of the Lender), and (ii) the continued truth and accuracy of all of the Borrower's representations and warranties pursuant to paragraph 4 below.

                  4. Borrower's Representations and Warranties. The Borrower hereby represents and warrants to the Lender that:

                           (a) The Borrower is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware.

                           (b) The execution, delivery and performance by the
Borrower of this agreement, the Note and the Security Agreement have been duly authorized by all necessary corporate action on the part of the Borrower, and have been duly executed and delivered by the authorized officers of the Borrower in each instance.

                           (c) This agreement, the Note and the Security
Agreement constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                           (d) The execution, delivery and performance by the
Borrower of this Agreement, the Note and the Security Agreement do not violate or constitute a breach of any provision of the Borrower's certification of incorporation or by-laws, or any material agreement to which the Borrower is a party or by which any of its property or assets is bound; and no consent of any other person is required for the Borrower's execution, delivery and performance of this Agreement, the Note and the Security Agreement.

                  5. Use of Proceeds. All proceeds of the Advances will be utilized solely for the purpose of funding working capital deficiencies incurred by the Borrower in the normal course of business not to exceed $3,000,000 from and after the date hereof; provided, however, that, without the prior written consent of the Lender in each instance, no proceeds of Advances will at any time be utilized, and the Borrower shall not permit any proceeds of Advances at any time to be utilized, for repaying the principal amount of any indebtedness of the Borrower, the Parent or any of its affiliates outstanding on the date hereof.

                  6. Expenses. The Borrower shall reimburse the Lender on demand for all reasonable attorneys' fees and other expenses incurred by the Lender in connection with the preparation and


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negotiation of this agreement and the other agreements, instruments and documents referred to herein, and any amendments or waivers hereunder or thereunder from time to time. To the extent that any such reasonable fees and other expenses are not paid by the Borrower to the Lender on demand, the Borrower hereby authorizes the Lender to collect same by charging the amount thereof as an Advance under the Line of Credit.

                  7. Notices. All notices, requests, demands and other communications pursuant to this agreement shall be in writing and delivered personally or sent by telecopier, recognized overnight courier service, or certified mail (return receipt requested) to the party being notified at its address first set forth above. Either party may change its address for notice by means of notice given in a like manner.

                  8. Miscellaneous.

                           (a) This agreement, together with the other
agreements, instruments and documents referred to herein, represents the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior discussions and understandings with respect to such subject matter.

                           (b) Neither any provision of this agreement nor any
performance hereunder may be amended or waived except by an agreement in writing executed by the party to be charged therewith.

                           (c) This agreement shall be binding upon and shall
inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Borrower shall have no right to assign any of its rights or obligations hereunder without the prior written consent of the Lender.

                           (d) This agreement may be executed in any number of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           (e) This agreement shall be governed by and construed
in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

                           (f) The Borrower hereby consents to the jurisdiction
of all courts (state and/or federal) sitting in the State of New York in connection with any action or proceeding arising out of or relating to this agreement or the transactions contemplated hereby, and waives any objection to such venue on the grounds of forum non conveniens or otherwise. The Borrower hereby further waives all right to trial by jury in any such action or proceeding.


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                  Kindly confirm your agreement to the foregoing by
countersigning and return a copy of this agreement to the Lender, together with the other agreements, instruments and documents referred to herein.

                                   Very truly yours,

                                   COMMODORE ENVIRONMENTAL SERVICES,
                                    INC.


                                   By:/s/ Paul E. Hannesson
                                      ______________________________

Acknowledged, Confirmed and
Agreed To:

LANXIDE PERFORMANCE MATERIALS, INC.


By:/s/ Marc S. Newkirk
   ________________________________


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